                                 LEASE AGREEMENT



          THIS LEASE AGREEMENT ("Lease") made this ____ day of October, 1996, by and between 6725 AGENT, an Arizona general partnership ("Landlord"), and SCOTTSDALE JAGUAR, LTD., an Arizona corporation ("Tenant").

                              W I T N E S S E T H:

          FOR AND IN CONSIDERATION of the sum of $10.00 Dollars in hand paid and of the mutual covenants and conditions contained herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the real property located at 6725 East McDowell Road, Scottsdale, Arizona, being more particularly described on the attached EXHIBIT "A" incorporated herein by reference, together with all improvements thereon and all rights, privileges, easements and appurtenances pertaining thereto (collectively, the "Premises") upon the terms contained herein. Tenant's right to use the Premises is non-exclusive and shall be held in common with Scottsdale Audi, Ltd., an Arizona corporation, its successors and assigns ("Audi") and SK Motors, Ltd., an Arizona corporation, d/b/a Scottsdale Porsche, its successors and assigns ("Porsche").

     2. TERM. The term hereof shall begin on the date hereof and shall end at midnight December 31, 2016 ("Term"); provided however, Landlord, at Landlord's sole option, has the right to terminate this Lease at any time until April 30, 1998, upon not less than thirty (30) days written notice to Tenant ("Landlord's Termination Right"). Tenant shall have thirty (30) days to vacate the Premises after Landlord's written notice.

     3.   RENT.
          (a) From the commencement date through December 31, 1997, Tenant agrees to pay Landlord, as rent for the Premises ("Rent") the sum of Seven Hundred Fifty Thousand and no/100 ($750,000) Dollars per year, payable in advance in monthly installments of Sixty-Two Thousand Five Hundred and No/100 Dollars ($62,500.00) on the first day of each month.

          (b) On January 1, 1998, and on the first day of each year thereafter during the Lease Term, the Rent shall be increased by an amount equal to four percent (4%) of the Rent payable the prior year (the "Escalator"); provided, however, Landlord may, at its sole option, choose not to adjust the Rent in any particular year by the full amount of the Escalator in which event Landlord shall have the right in the following years to adjust the Rent by the Escalator plus any amount the Rent could have been so adjusted in prior years (the "Cumulative Adjustment"). For example, Rent for calendar year 1999 would be $811,200 but if Landlord were to increase the Rent to only $800,000, Rent for calendar year 2000 would be $843,648 unless Landlord chooses to adjust the Rent to a lower amount.

          1. UTILITIES. Tenant shall pay Tenant's Pro Rata Share (as defined herein) of all utility bills, including, but not limited to water, sewer, gas, electricity, fuel, light, and heat bills, for the Premises, and all garbage collection services or other sanitary services rendered to the Premises or used in connection therewith ("Utility Services"). Tenant's Pro Rata Share shall be equal to a fraction, the numerator of which shall be Tenant's gross revenues and the denominator of which shall be the total gross revenues of all occupants of the Premises, including Porsche, Audi, Tenant and any other party to whom use rights in the Premises are granted. Tenant shall pay as additional rent, one third of the estimated cost (the "Percentage Estimated Cost") of the annual Utility Services. The Percentage Estimated Cost shall be paid by Tenant in monthly installments as additional rent on or before March 1st of each year. Provided Landlord has received Tenant's financial statement showing gross revenues as provided herein, Landlord shall compute Tenant's Pro Rata Share of the actual annual cost for Utility Services and compare it to the collected Percentage Estimated Cost for the year, whereupon Tenant shall either receive a credit towards the next month's installment of Percentage Estimated Cost or a written statement from Landlord for any additional amount owed by Tenant as Tenant's Pro Rata Share, in which case Tenant shall pay such amount as additional rent the first day of the following month.

          2. USE OF THE PREMISES; ENVIRONMENTAL INDEMNITY. The Premises shall be used for the operation of a new and used automobile dealership, service facility and uses incidental thereto, and for any other purposes which may be agreed to by the parties. Tenant shall not violate any federal or state environmental law, and Tenant agrees to indemnify and hold Landlord harmless from any and all damages, costs, fines and expenses that might arise as a result of any such violation and from its placement upon the Premises of hazardous wastes and toxic substances that are placed on the Premises.

          3. REPAIRS BY LANDLORD. Landlord shall be obligated to repair and maintain the roof, foundation and all structural portions of the Premises, provided Tenant shall pay Tenant's Pro Rata Share of the cost for such repair and maintenance within twenty (20) days after Landlord requests payment of Tenant's Pro Rata Share. Landlord shall maintain the Premises in good order and repair. Tenant shall, throughout the Term, pay Landlord Tenant's Pro Rata Share of the cost for maintaining the Premises in good order and repair, including but not limited to, repair and maintenance of the electrical, heating, ventilation and air conditioning and plumbing systems, and for the cost to care for all landscaping on the Premises, including the mowing of grass, paving, policing, care of shrubs and general landscaping within twenty (20) days after Landlord requests payment of Tenant's Pro Rata Share thereof.

          4. REPAIRS BY TENANT. Tenant accepts the condition of the Premises as of the date hereof and agrees that the Premises are suited for the uses specified herein. All repairs, replacement and maintenance required by Tenant or necessitated by Tenant's actions, shall be Tenant's sole responsibility; provided, however, if such repairs, replacement or maintenance are necessitated as a result of Tenant's actions and Tenant fails to perform such repair, replacement or maintenance, Landlord may upon two (2) days notice to Tenant make such repair, replacement or maintenance and bill Tenant for the cost, which cost shall be deemed and collectable as additional rent. Tenant agrees to return the Premises to Landlord in as good condition and repair as when first received by Tenant, natural wear and tear, damage by storm, fire, lightening, earthquake or other casualties and condemnation excepted.

          5. TAX AND INSURANCE. Tenant shall pay Tenant's Pro Rata Share of all charges for taxes (including, but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Premises. Tenant shall also pay Tenant's Pro Rata Share of the cost for insurance premiums for fire and extended insurance coverage on the Premises in amounts equal to the full replacement value of the Premises. Such insurance shall be obtained by Landlord, or Landlord's agent, on policies issued by underwriters acceptable to Landlord. All policies shall insure Landlord and Tenant as their respective interests shall appear. Landlord, or Landlord's agent, shall also obtain general liability insurance covering the Premises naming Tenant as an additional insured. Tenant shall be responsible for Tenant's Pro Rata Share of the cost for such insurance, which shall be paid monthly by Tenant as additional rent. The dollar amount of such insurance coverage shall be reviewed annually, and adjusted if necessary, in order to provide for adequate protection to Landlord, Tenant, Porsche, Audi and any other party to whom use rights in the Premises have been granted. Tenant shall promptly pay as additional rent during the Term, the Percentage

Estimated Cost for such taxes and insurance. Provided Landlord has received Tenant's financial statement showing gross revenues as provided herein, Landlord shall compute Tenant's Pro Rata Share of the actual annual cost for such taxes and insurance and compare it to the collected Percentage Estimated Cost for the year, whereupon Tenant shall either receive a credit towards the next month's installment of Percentage Estimated Cost or a written statement from Landlord for any additional amount owed by Tenant as Tenant's Pro Rata Share, in which case Tenant shall pay such amount as additional rent the first day of the following month.

          6. DESTRUCTION OF OR DAMAGE TO THE PREMISES. If the Premises should be damaged or destroyed by any insured peril whatsoever, all insurance proceeds shall be used by Landlord to rebuild and repair the Premises to such condition as Landlord in its sole discretion shall determine is appropriate.

          7. TENANT'S GROSS REVENUES. Tenant shall deliver to Landlord within thirty (30) days after Tenant's fiscal year end, Tenant's financial statement for such fiscal year which shall include Tenant's gross revenues for such year.

          8. INDEMNITY; WAIVER OF SUBROGATION. Subject to Landlord's obligations in this Lease, Tenant agrees to indemnify and hold Landlord harmless against all claims and expenses resulting therefrom, including actual attorneys' fees reasonably incurred and court costs, for damage to persons or property by reason of the use or occupancy of the Premises by Tenant. Landlord and Tenant each hereby release and waive any right of recovery against the other for any loss, claim, liability, or damage occurring on or to the Premises, whether wholly or contributorily caused by the negligence of the other party, to the extent that the same is compensated by actual receipt of proceeds from insurance policies covering such loss, claim, liability, or damage.

          9. ALTERATIONS. Tenant shall make no structural alterations, additions or improvements to the Premises without the express prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. Tenant may make non-structural changes and modifications to the Premises without Landlord's approval provided Tenant has obtained Porsche and Audi's approval for such changes and modifications. Tenant agrees to save Landlord harmless on account of any claim or lien of mechanics, materialmen or other party, in connection with any alterations, additions or improvements of or to the Premises performed by Tenant. Tenant shall furnish such waivers of liens and appropriate affidavits from the general contractor or subcontractors as Landlord may reasonably request. Notwithstanding the foregoing, Tenant shall also be entitled to make the following changes without necessity of Landlord's consent, but subject to obtaining Porsche and Audi's consent: (i) any alterations required to be made by it pursuant to governmental orders, rules, laws, regulations, ordinances or requirements, (ii) any changes in its signage, and (iii) those changes recommended or required by the automobile manufacturer whose automobiles are sold on the Premises.

          10. GOVERNMENTAL ORDERS. Tenant agrees, at its own expense, to promptly comply with all requirements of any public authority made necessary by reason of Tenant's occupancy of the Premises or which may be necessary for Tenant's occupancy to continue.

          11. CONDEMNATION. If all or a substantial part of the Premises is condemned for any public use or purpose, then the Term shall cease from the date when possession thereof is taken, and rent shall be prorated as of that date; provided, however, that Tenant may elect to continue this Lease as to the remaining portion of the Premises in full force and effect notwithstanding any such taking; provided Porsche,

Audi and any other party to whom use rights in the Premises have been granted agree the Premises are sufficient to sustain all such parties' use. Any termination shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by such condemnation from the condemnor. Except as provided herein, neither Tenant nor Landlord shall have any rights in any award made solely to the other by any condemnation authority notwithstanding the termination of the Lease as herein provided. If the Lease is not terminated as provided above, then (i) this Lease shall continue in effect with respect to the remaining portion of the Premises, in which event the rent payable hereunder during the unexpired portion of the Term of this Lease shall be adjusted proportional to the ratio of the value of the remaining portion of the Premises to the total value of the Premises prior to the taking, and (ii) all condemnation awards shall be paid to Landlord to hold for payment of repair and restoration to the Premises. The phrase "substantial part," for purposes of this section shall mean so much of the Premises, the improvements located thereon, access to the Premises, or any combination of the foregoing, such that the taking thereof would prevent or substantially impair, in Landlord's reasonable judgment, the ability of Tenant, Porsche, Audi or any other party to whom use rights in the Premises have been granted, to operate such business in a manner consistent with the operation of such businesses prior to such taking.

          12. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than

Tenant. All requests for assignment or subletting shall be made in writing and delivered to Landlord. Consent to any assignment or sublease shall not invalidate this provision, and all later assignments or subleases shall be made only on the prior written consent of Landlord as aforesaid. Any assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

          13. REMOVAL OF FIXTURES. Tenant may (so long as no Event of Default has occurred and is continuing hereunder), prior to the end of the Term, remove all trade fixtures and equipment which Tenant owns or has purchased as leasehold improvements and placed on the Premises subsequent to the date hereof, provided that Tenant repairs all damage to the Premises caused by the removal. However, any buildings, fixtures, or other attached property installed by Tenant as replacements of existing items, or anything that cannot be removed without substantially changing the character of the Premises, shall become the property of Landlord.

          14. CANCELLATION OF LEASE BY LANDLORD. It shall be an "Event of Default" hereunder if,

               (a) Tenant fails to pay rent, including but not limited to Rent and additional rent herein reserved, when due, and fails to cure the failure to pay within five (5) days after receipt of written notice thereof from Landlord; provided Landlord shall not be obligated to give such written notice and Tenant shall not receive any cure period more than twice in any calendar year.

               (b) Tenant fails to perform any of the terms or provisions of this Lease other than the provision requiring the payment of rent, and fails to cure the default within twenty (20) days after the date of receipt of written notice of default from Landlord;

               (c)  Tenant is adjudicated bankrupt;

               (d) a permanent receiver is appointed for Tenant's property and the receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain the removal;

               (e) Tenant files a petition seeking an order for relief under Title 11 of the United States Code, as amended, or under any similar law or statute of the United States or any state thereof, or a petition seeking an order for relief under Title 11 of the United States Code, or any similar law or statute of the United States or any state thereof, is filed against Tenant and such petition is not dismissed with prejudice within sixty (60) days from the date of filing;

               (f) If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors;

               (g) Tenant's effects should be levied upon or attached under process against Tenant and not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

               (h)  If Tenant abandons or vacates the Premises; or

               (i) If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after such payment is due and payable; or

               (j) If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

               (k) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs iv through vii above.

Upon the occurrence of an Event of Default, Landlord may pursue any right or remedy against Tenant available at law or in equity. Any notice provided in this section may be given by Landlord, or its attorney, or agent herein named. Then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind, to do the following:

                    i. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

                    ii. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

                    iii. Reenter the Premises under the provisions of subparagraph ii, and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of subparagraphs ii or iii above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent, additional rent or other charges thereafter accruing, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's property from the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

          Should Landlord elect to terminate this Lease under the provisions of subparagraph i or iii above, Landlord may recover as damages from Tenant the following:

          1. PAST RENT. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

          2. RENT PRIOR TO AWARD. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          3. RENT AFTER AWARD. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

          4. PROXIMATELY CAUSED DAMAGES. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including broker's commissions.

"The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

          The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

          1. RELETTING BY LANDLORD. If, after an Event of Default, Landlord has not elected to terminate this Lease, Landlord, at Landlord's sole option, may as Tenant's agent, without terminating this Lease, enter upon and rent the Premises for any term Landlord deems proper. Tenant shall be liable to Landlord for the present value of any deficiency between rent due hereunder and the rent received by Landlord upon reletting. For purposes of computing the "present value of any deficiency" in accordance with the provisions of this paragraph, the parties agree to utilize a discount rate equal to the then prevailing prime rate of interest charged by leading money center banks as published in "THE WALL STREET JOURNAL".

          2. WARRANTIES OF TITLE AND QUIET POSSESSION. Landlord warrants and represents that it has good and marketable title to the Premises and has full right to make this Lease and that Tenant shall have non-exclusive, quiet and peaceable possession of the Premises subject to the use rights of Porsche, Audi and any other occupant of the Premises to whom use rights have been or are granted, during the Term so long as no Event of Default is in existence and continuing hereunder.

          3. SUBORDINATION AND ATTORNMENT. This Lease is subject and subordinate to any deed of trust, mortgage, or other security instrument, which presently or may in the future cover the Premises, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such deed of trust, mortgage, or security instrument. Notwithstanding the generality of the foregoing, any mortgagee shall have the right at any time to subordinate any deed of trust, mortgage, or other security instrument to this Lease.

          4. ATTORNEY'S FEES AND HOMESTEAD. In the event either party should seek to enforce its rights under this Lease through judicial process, the prevailing party in any such action shall be entitled to collect from the other party, in addition to all other sums owing hereunder, its reasonable attorney's fees. Tenant waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this Lease.

          5. RIGHTS CUMULATIVE. All rights hereunder shall be cumulative but not restrictive to those given by law.

          6. SERVICE OF NOTICE. Any notice required or permitted to be delivered hereunder may be delivered in person or by United States certified mail, postage prepaid, return receipt requested, or by recognized overnight courier (e.g. Federal Express or DHL), next business day delivery, charges prepaid, addressed to the parties at

          Landlord: 6725 Agent
                    Attn: Steven Knappenberger
                    6725 E. McDowell Road
                    Scottsdale, AZ

          with a    George G. Lowrance, Esq.
          copy to:  c/o United Auto Group
                    375 Park Avenue
                    Suite 2201
                    New York, New York  10152

          with a
          copy to:  Stephen R. Leeds, Esq.
                    Rogers & Hardin
                    2700 International Tower
                    229 Peachtree Street, N.E.
                    Atlanta, Georgia  30303

          Tenant:   Scottsdale Jaguar, Ltd.
                    _________________________________
                    _________________________________
                    _________________________________

          with a
          copy to:  _________________________________
                    _________________________________
                    _________________________________
or at such other addresses as may be specified by written notice delivered in accordance herewith. Such notices shall be deemed effective three (3) business days after deposited in the U.S. mail, or on the next business day if delivered by overnight courier, or immediately upon delivery in person.


          1. WAIVER OF RIGHTS. Neither party's failure to exercise any power given to them hereunder, or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of such party's right to demand exact compliance with the terms hereof.

          2.   TIME OF ESSENCE.  Time is of the essence under this Lease.

          3. SUCCESSORS AND ASSIGNS. This Lease shall apply to, inure to the benefit of, and be binding upon the parties hereof and their respective successors, permitted assigns, and legal representatives except as otherwise expressly provided herein.

          4. ENTIRE AGREEMENT; CONFLICT. This Lease, including any attachments made a part hereof, contains the entire agreement between the parties with respect to the lease of the Premises and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein shall be of any force or effect. The parties agree to execute and record a memorandum of this Lease in the real property records of Maricopa County.

          5. SEVERABILITY. If any term, provision or clause of this Lease, or if the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, then the remainder of this Lease or the application of such term, provision or clause to persons or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby, and each and every remaining term, provision, clause and application of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          6. EXECUTION IN COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          7. AMENDMENT. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant.

          8. HEADINGS. The headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

          9. GOVERNING LAW. This Lease shall be construed in accordance with the laws of the State of Arizona, and all obligations of the parties created hereunder are performable in Maricopa County, Arizona.

          10. FORCE MAJEURE. Except with respect to the payment of Rent and additional rent hereunder, wherever a period of time is herein prescribed for action to be taken by either Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, wars, governmental laws, regulations or restrictions or other causes which are beyond the control of Landlord or Tenant, as the case may be.

          IN WITNESS WHEREOF, the parties herein have hereunto caused their duly authorized representatives to set their hands and seals the day and year first above written.

                              LANDLORD:

                              6725 AGENT, an Arizona general partnership

                              By:  SCOTTSDALE AUDI, LTD., an Arizona


                                   By:
                                        ----------------------------------
                                   Print Name:
                                               ---------------------------
                                   As:
                                        ----------------------------------




                              By:  SK MOTORS, LTD., an Arizona


                                   By:
                                        ----------------------------------
                                   Print Name:
                                               ---------------------------
                                   As:
                                        ----------------------------------


                              TENANT:

                              SCOTTSDALE JAGUAR, LTD., an Arizona corporation

                                   By:
                                        ----------------------------------
                                   Print Name:
                                               ---------------------------
                                   As:
                                        ----------------------------------

                                             [Corporate Seal]
thereof together with interest on said amount from the date of payment by Landlord at a rate equal to ten percent (10%) or the then prevailing prime rate of interest charged by leading money center banks as published in "THE WALL STREET JOURNAL", if such rate is higher than ten percent (10%) (the "Interest Rate").